UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 7, 2009
MGIC Investment Corporation

(Exact Name of Registrant as Specified in Its Charter)
Wisconsin

(State or Other Jurisdiction of Incorporation)

1-10816	39-1486475

(Commission File Number)	(IRS Employer Identification No.)

MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI	53202

(Address of Principal Executive Offices)	(Zip Code)
(414) 347-6480

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.11.3

Item 8.01 Other Events.
     The Company has previously entered into Key Executive Employment and Severance Agreements (“KEESAs”) with each of its officers. Effective as of April 7, 2009, the Company and each of the officers whose compensation has been disclosed in the Company’s annual meeting proxy statements entered into letter agreements that amend the applicable KEESA by eliminating the Company’s obligations to make Section 409A Gross-Up Payments (as defined in the KEESAs).
Item 9.01. Financial Statements and Exhibits
     (d) Exhibit. The following exhibit is being filed herewith:
(10.11.3)	Form of Letter Agreement Amending Certain of the Company’s Key Executive Employment and Severance Agreements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: April 13, 2009	By:	/s/ Joseph J. Komanecki
Joseph J. Komanecki
Senior Vice President, Controller and Chief Accounting Officer